MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.




FUND LOGO




Annual Report

November 30, 1998


Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of
Net Assets as of November 30, 1998

GHANA             3.2%
MOROCCO          10.9%
SOUTH AFRICA     13.7%
BOTSWANA          2.9%
TURKEY            8.0%
ISRAEL            8.4%
LEBANON           7.7%
EGYPT             9.3%
ZIMBABWE          0.8%

[FN]
*Total may not equal 100%.


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


DEAR SHAREHOLDER


During the three-month period ended November 30, 1998, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were 0.00%, -0.25%, -0.25% and -0.12%, respectively. The unmanaged Morgan Stanley Capital International
(MSCI) Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of -1.08%, +35.34% and -10.00%, respectively, for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index, unless otherwise noted.) In addition, the unmanaged J.P. Morgan Securities South African Bond Index rose 38.33% in US dollars for the quarter ended November 30, 1998. The Fund's performance was most adversely affected by its investments in Ghana and Zimbabwe, whose markets declined 31.01% and 19.41% in US dollars, respectively, during the quarter.


Fiscal Year in Review
For the 12-month period ended November 30, 1998, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -22.59%, -23.40%, -23.38% and -22.84%, respectively. The unmanaged MSCI Indexes for the largest equity markets in the region--Israel, South Africa and Turkey-- registered returns of -7.25%, -22.48% and -42.19%, respectively, for the same 12-month period. In addition, the J.P. Morgan Securities South African Bond Index declined 9.21% in US dollars for the 12 months ended November 30, 1998. The only positive performer during the last 12 months was Morocco, up 23.56%. The other equity markets in the region all declined during the year, with Turkey falling 42.19%, followed by Egypt, South Africa, Jordan and Israel, declining 29.04%, 22.48%, 17.57% and 7.25%, respectively. Beneficial to the Fund's performance was its underweighted exposure to South Africa and overweighted position in Morocco. Detrimental to performance was the Fund's exposure to the Egyptian stock market, which was down 29.04% for the 12-month period, and its overweighted position in Turkey.


Investment Review and Activities
During the quarter ended November 30, 1998, the largest emerging markets appreciated significantly, with the MSCI Emerging Markets Free Index, a worldwide emerging markets benchmark, rising 27.32%. We believe that these sharp recoveries were driven largely by liquidity, as the US Federal Reserve Board clearly indicated an easier monetary stance, and by improved investor confidence arising from encouraging comments by policymakers in the United States, Japan and other nations. Investor speculation in emerging markets was manifested in various ways. There was speculation that the problem economies in Asia, including Japan, had seen their worst and were on their way to recovery. With presidential elections over and its reserves expected to be bolstered, Brazil was expected to proceed with fiscal reforms and avoid a funding/currency crisis. The potential for a "virtuous cycle" to develop, that is, for liquidity and investor confidence to aid and accelerate recovery, should not be underestimated. However, in our opinion, these recent rallies have discounted far more than is realistically justified by existing fundamentals and their scope to improve.

Within the Middle East and African regions, only the South African market rose during the November quarter. Investors were encouraged by the stability of the rand, which enabled the Reserve Bank to start cutting interest rates. South Africa is the largest market in which the Fund is invested and accounted for 13.7% of net assets as of November 30, 1998. Considering the size of the South African market relative to its region, the Fund's allocation is relatively small because we have been concerned about the country's large net open forward position of approximately US $23.1 billion during October; its weak reserve position of only $21.2 billion, which represented less than three months' import coverage; and pressure on inflation from trade union wage demands.

Our largest holding in South Africa is South African Breweries Ltd.
(SAB), now the fourth-largest brewer in the world. From a dominant position in the South African market, the company has leveraged its knowledge of operating in an emerging market environment to profitable international beer businesses in Eastern Europe, southern Africa and China. Despite the poor economic environment in South Africa, the company reported strong earnings growth for the six months ended September 30, 1998, driven by strong volume growth. In December, management confirmed that it will move its primary listing of SAB shares to the London Stock Exchange. This action has been welcomed by investors as it will permit the company to access capital from a more diverse investor base, to further pursue its successful international expansion strategy.

During the November quarter, the Turkish market depreciated by 10%. While some of the countries in the region seemed to recover from the crisis of investor confidence and collapse of markets caused by the Russian debt default in August, Turkey was still struggling with its after effects. Real interest rates remained extremely high in Turkey as a consequence of the government's full treasury bill repayment schedule. During the three-month period, investors on the Istanbul exchange witnessed a political corruption scandal, which ultimately brought down the government. An interim government has been appointed, but the risk to the economy is still very high as pressure on the currency is expected to increase.

During the quarter ended November 30, 1998, the Israeli market declined by slightly over 1%. Adversely impacting the market were investor concerns about rising inflation and the shekel, which weakened during the quarter. One of our largest Israeli holdings is Teva Pharmaceutical Industries Ltd. Teva is an Israeli-based, fully integrated international pharmaceutical company and the third-largest generic drug producer in the United States. Since June 1998, Teva has received a number of US Food and Drug Administration approvals. It has a proprietary product, Copaxone, which is used by patients with multiple sclerosis.


In Conclusion
Throughout the November quarter, the volatility experienced by emerging markets continued, and in the Middle East and Africa regions, the markets still displayed a high degree of fragility and nervousness. For this reason, we would remind our shareholders that investing in these markets requires a long-term view and a tolerance for volatility. We thank you for your investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



January 8, 1999





Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).
  Any class of shares redeemed during the first 12 months after purchase will be charged a redemption fee of 2.0%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return Based on a $10,000 Investment--
Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International Index--Israel, the Morgan Stanley Capital International Index--Turkey, and the Morgan Stanley International Index--South Africa. Beginning and ending values are:

                                         12/30/94**        11/98

ML Middle East/Africa Fund, Inc.++--
Class A Shares*                          $ 9,475          $ 9,173

Class B Shares                           $10,000          $ 9,208

Morgan Stanley Capital International
Index--Israel++++                        $10,000          $13,987

Morgan Stanley Capital International
Index--Turkey++++                        $10,000          $13,992

Morgan Stanley Capital International
Index--South Africa++++                  $10,000          $ 7,160


Total Return Based on a $10,000 Investment--
Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Index--Israel, the Morgan Stanley Capital International Index--Turkey, and the Morgan Stanley International Index--South Africa. Beginning and ending values are:

                                         12/30/94**        11/98

ML Middle East/Africa Fund, Inc.++--
Class C Shares*                          $10,000          $ 9,317

Class D Shares                           $ 9,475          $ 9,069

Morgan Stanley Capital International
Index--Israel++++                        $10,000          $13,987

Morgan Stanley Capital International
Index--Turkey++++                        $10,000          $13,992

Morgan Stanley Capital International
Index--South Africa++++                  $10,000          $ 7,160

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Middle East/Africa Fund, Inc. invests primarily in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa.
++++This unmanaged Index measures the total returns of countries within the Middle East/Africa region.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -28.55%        -33.59%
Inception (12/30/94)
through 9/30/98                           - 1.25         - 2.66

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -29.31%        -33.36%
Inception (12/30/94)
through 9/30/98                           - 2.31         - 2.53

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        -29.35%        -31.39%
Inception (12/30/94)
through 9/30/98                           - 2.22         - 2.22

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -28.70%        -33.74%
Inception (12/30/94)
through 9/30/98                           - 1.52         - 2.92

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                               12 Month       3 Month     Since Inception
                                                             Total Return   Total Return    Total Return
ML Middle East/Africa Fund, Inc. Class A Shares                -22.59%          0.00%          -3.19%
ML Middle East/Africa Fund, Inc. Class B Shares                -23.40          -0.25           -7.13
ML Middle East/Africa Fund, Inc. Class C Shares                -23.38          -0.25           -6.83
ML Middle East/Africa Fund, Inc. Class D Shares                -22.84          -0.12           -4.29

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 12/30/94.



PORTFOLIO INFORMATION



As of November 30, 1998


                                                        Percent of
Ten Largest Holdings (Equity Investments)               Net Assets

Banque Marocaine du Commerce Exterieur                     5.6%
Cimenterie de l'Oriental (CIOR)                            5.3
Blue Square Chain Investments and Properties Ltd.          4.6
Banque Libanaise                                           4.0
South African Breweries Ltd.                               3.9
Akcansa Cimento A.S.                                       3.7
Banque Audi (GDR)                                          3.7
Al-Ahram Beverages (GDR)                                   3.6
Guiness Ghana Limited                                      3.2
Sechaba Breweries Ltd.                                     2.9


                                                        Percent of
Ten Largest Industries                                  Net Assets

Banking                                                   20.8%
Beverages                                                  7.5
Merchandising                                              5.4
Building Materials                                         5.3
Building Products                                          3.7
Retail                                                     3.6
Beverages & Tobacco                                        3.5
Multi-Industry                                             2.9
Drugs                                                      2.7
Insurance                                                  2.7



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                  Shares Held/                                                       Value      Percent of
AFRICA         Industries         Face Amount           Investments                     Cost       (Note 1a)    Net Assets
Botswana       Multi-Industry         106,802    Sechaba Breweries Ltd.             $   85,845     $  130,283        2.9%

                                                 Total Investments in Botswana          85,845        130,283        2.9

Ghana          Beverages & Tobacco    432,827    Guiness Ghana Limited                  70,100        147,068        3.2

                                                 Total Investments in Ghana             70,100        147,068        3.2

Morocco        Banking                  3,428    Banque Marocaine du Commerce
                                                 Exterieur                             116,045        251,129        5.6

               Building Materials       2,000    Cimenterie de l'Oriental (CIOR)        87,576        241,271        5.3

                                                 Total Investments in Morocco          203,621        492,400       10.9

South Africa   Banking                  3,137  ++Nedcor Ltd. (GDR)(b)(c)                59,955         64,284        1.4

                                        1,318    Standard Bank Investment
                                                 Corporation Limited                     3,650          3,277        0.1
                                                                                    ----------     ----------      ------
                                                                                        63,605         67,561        1.5

               Beverages               10,447    South African Breweries Ltd.          304,104        176,794        3.9

               Insurance               40,801    FirstRand Limited                      35,721         50,190        1.1
                                        3,654    Liberty Life Association of
                                                 Africa Limited                         94,623         62,479        1.4
                                        7,620  ++Sanlam Limited                          8,034          8,021        0.2
                                                                                    ----------     ----------      ------
                                                                                       138,378        120,690        2.7

               Merchandising           34,620    Pick'n Pay Stores Ltd.                 39,456         38,328        0.8
                                        1,543    Pick'n Pay Stores Ltd. (N Shares)       2,474          1,410        0.0
                                                                                    ----------     ----------      ------
                                                                                        41,930         39,738        0.8

               Metals--Non-Ferrous     21,896    Gencor Limited                         54,273         39,440        0.9
                                       22,571    Gencor Limited (ADR)(a)                55,535         40,659        0.9
                                                                                    ----------     ----------      ------
                                                                                       109,808         80,099        1.8

               Mining                   2,127  ++Gold Fields Limited                    15,756         13,830        0.3
                                        1,370    Gold Fields of South Africa Limited    16,536          2,696        0.1
                                                                                    ----------     ----------      ------
                                                                                        32,292         16,526        0.4

               Retail                 115,934    Metro Cash & Carry Ltd.               101,965         77,418        1.7
                                       13,494    Pepkor Limited                         63,714         40,312        0.9
                                                                                    ----------     ----------      ------
                                                                                       165,679        117,730        2.6

                                                 Total Investments in South Africa     855,796        619,138       13.7

Zimbabwe       Beverages & Tobacco     65,844    Delta Corporation                      42,000         14,503        0.3

               Entertainment &        190,974    Zimbabwe Sun Limited                   73,405         10,323        0.2
               Leisure

               Real Estate             55,667    Hippo Valley Estates Ltd.              21,630         12,939        0.3

                                                 Total Investments in Zimbabwe         137,035         37,765        0.8

                                                 Total Investments in Africa         1,352,397      1,426,654       31.5

MIDDLE
EAST

Egypt          Banking                  6,643    Commercial International Bank          60,437         52,560        1.2
                                        9,100    Commercial International
                                                 Bank (GDR)(b)                         185,500         69,388        1.5
                                                                                    ----------     ----------      ------
                                                                                       245,937        121,948        2.7

               Beverages                5,618  ++Al-Ahram Beverages (GDR)(b)(c)         87,079        160,956        3.6

               Finance                 10,000  ++EFG--Hermes Holding, S.A.E.
                                                 (GDR)(b)(c)                           117,500        100,000        2.2

               Housing                  1,270    Madinet NASR for Housing &
                                                 Development                            27,807         38,217        0.8

                                                 Total Investments in Egypt            478,323        421,121        9.3



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
MIDDLE EAST                             Shares                                                        Value      Percent of
(concluded)    Industries                Held              Investments                 Cost         (Note 1a)    Net Assets
Israel         Drugs                    2,857    Teva Pharmaceutical Industries
                                                 Ltd. (ADR)(a)                      $  105,201     $  124,280        2.7%

               Food Chain              20,607    Supersol Limited                       55,496         47,797        1.1

               Merchandising           17,458  ++Blue Square Chain Investments
                                                 and Properties Ltd.                    95,151        206,641        4.6

                                                 Total Investments in Israel           255,848        378,718        8.4

Lebanon        Banking                  6,300    Banque Audi (GDR)(b)                  182,700        165,375        3.7
                                       10,262  ++Banque Libanaise (c)                  124,123        183,177        4.0

                                                 Total Investments in Lebanon          306,823        348,552        7.7

Turkey         Banking              4,786,190    Turkiye Garanti Bankasi A.S.          168,912         97,855        2.2
                                    3,389,100    Yapi ve Kredi Bankasi A.S.             53,369         41,351        0.9
                                      813,384    Yapi ve Kredi Bankasi A.S. Receipts         0          9,924        0.2
                                                                                    ----------     ----------      ------
                                                                                       222,281        149,130        3.3

               Building Products    9,115,265    Akcansa Cimento A.S.                  274,573        168,328        3.7

               Retail                  46,642    Migros Turk T.A.S.                     37,132         46,142        1.0

                                                 Total Investments in Turkey           533,986        363,600        8.0

                                                 Total Investments in the
                                                 Middle East                         1,574,980      1,511,991       33.4

SHORT-TERM                              Face
SECURITIES                             Amount

               US Government   US$    505,000    Federal Home Loan Bank, 5.15%
               Agency                            due 12/01/1998                        505,000        505,000       11.2
               Obligations*         1,000,000    Federal National Mortgage
                                                 Association, 5.02% due 12/18/1998     997,629        997,629       22.0

                                                 Total Investments in
                                                 Short-Term Securities               1,502,629      1,502,629       33.2

               Total Investments                                                    $4,430,006      4,441,274       98.1
                                                                                    ==========
               Other Assets Less Liabilities                                                           84,604        1.9
                                                                                                   ----------      ------
               Net Assets                                                                          $4,525,878      100.0%
                                                                                                   ==========      ======


              *Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
            (a)American Depositary Receipts (ADR).
            (b)Global Depositary Receipts (GDR).
            (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
             ++Non-income producing security.

               See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

                    As of November 30, 1998
Assets:             Investments, at value (identified cost--$4,430,006) (Note 1a)                           $  4,441,274
                    Cash                                                                                             948
                    Dividends receivable                                                                           9,589
                    Deferred organization expenses (Note 1f)                                                      64,882
                    Prepaid registration fees and other assets (Note 1f)                                         100,709
                                                                                                            ------------
                    Total assets                                                                               4,617,402
                                                                                                            ------------
Liabilities:        Payables:
                      Capital shares redeemed                                              $     26,389
                      Securities purchased                                                        8,035
                      Distributor (Note 2)                                                        3,049           37,473
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        54,051
                                                                                                            ------------
                    Total liabilities                                                                             91,524
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  4,525,878
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $      6,885
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 38,188
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  3,905
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  6,744
                    Paid-in capital in excess of par                                                           6,011,747
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                       (1,553,048)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                    11,457
                                                                                                            ------------
                    Net assets                                                                              $  4,525,878
                                                                                                            ============

Net Asset           Class A--Based on net assets of $563,112 and 68,847
Value:                       shares outstanding                                                             $       8.18
                                                                                                            ============
                    Class B--Based on net assets of $3,095,940 and 381,876
                             shares outstanding                                                             $       8.11
                                                                                                            ============
                    Class C--Based on net assets of $316,932 and 39,050
                             shares outstanding                                                             $       8.12
                                                                                                            ============
                    Class D--Based on net assets of $549,894 and 67,438
                             shares outstanding                                                             $       8.15
                                                                                                            ============


                    See Notes to Financial Statements.


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1998
Investment          Dividends (net of $3,567 foreign withholding tax)                                       $    173,234
Income              Interest and discount earned                                                                 138,882
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                                 312,116
                                                                                                            ------------

Expenses:           Accounting services (Note 2)                                           $     73,144
                    Investment advisory fees (Note 2)                                            70,739
                    Professional fees                                                            61,386
                    Registration fees (Note 1f)                                                  60,578
                    Amortization of organization expenses (Note 1f)                              59,891
                    Account maintenance and distribution fees--Class B (Note 2)                  47,619
                    Directors' fees and expenses                                                 37,771
                    Custodian fees                                                               35,851
                    Printing and shareholders reports                                            33,772
                    Transfer agent fees--Class B (Note 2)                                        11,859
                    Account maintenance and distribution fees--Class C (Note 2)                   5,607
                    Pricing fees                                                                  4,655
                    Account maintenance fees--Class D (Note 2)                                    2,269
                    Transfer agent fees--Class D (Note 2)                                         1,865
                    Transfer agent fees--Class A (Note 2)                                         1,755
                    Transfer agent fees--Class C (Note 2)                                         1,482
                    Other                                                                         4,773
                                                                                           ------------
                    Total expenses before reimbursement                                         515,016
                    Reimbursement of expenses (Note 2)                                         (424,152)
                                                                                           ------------
                    Total expenses after reimbursement                                                            90,864
                                                                                                            ------------
                    Investment income--net                                                                       221,252
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                         (715,276)
Gain (Loss) on        Foreign currency transactions--net                                       (518,399)      (1,233,675)
Investments &                                                                              ------------     ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                         (624,181)
(Notes 1b, 1c,        Foreign currency transactions--net                                          2,550         (621,631)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                             (1,855,306)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (1,634,054)
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    November 30,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income--net                                                 $    221,252     $    307,359
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                               (1,233,675)         102,705
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                         (621,631)         992,514
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (1,634,054)       1,402,578
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (34,496)         (18,402)
(Note 1g):            Class B                                                                  (147,378)        (194,967)
                      Class C                                                                   (18,526)         (26,076)
                      Class D                                                                   (35,943)         (41,949)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                  (236,343)        (281,394)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                       (2,371,225)        (112,890)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease)in net assets                                   (4,241,622)       1,008,294
                    Beginning of year                                                         8,767,500        7,759,206
                                                                                           ------------     ------------
                    End of year*                                                           $  4,525,878     $  8,767,500
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $         --     $    236,136
                                                                                           ============     ============


                    See Notes to Financial Statements.




Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


FINANCIAL HIGHLIGHTS

                                                                                                 Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                For the                Dec. 30,
from information provided in the financial statements.                                  Year Ended            1994++++ to
                                                                                       November 30,             Nov. 30,
Increase (Decrease) in Net Asset Value:                                      1998++       1997++      1996++      1995
Per Share           Net asset value, beginning of period                     $ 10.96     $  9.40     $ 10.66     $ 10.00
Operating                                                                    -------     -------     -------     -------
Performance:          Investment income--net                                     .40         .48         .42         .57
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                   (2.80)       1.52        (.80)        .09
                                                                             -------     -------     -------     -------
                    Total from investment operations                           (2.40)       2.00        (.38)        .66
                                                                             -------     -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net                                    (.38)       (.44)       (.85)         --
                      Realized gain on investments--net                           --          --        (.03)         --
                                                                             -------     -------     -------     -------
                    Total dividends and distributions                           (.38)       (.44)       (.88)         --
                                                                             -------     -------     -------     -------
                    Net asset value, end of period                           $  8.18     $ 10.96     $  9.40     $ 10.66
                                                                             =======     =======     =======     =======

Total Investment    Based on net asset value per share                       (22.59%)     22.43%      (4.17%)      6.60%+++
Return:**                                                                    =======     =======     =======     =======

Ratios to Average   Expenses, net of reimbursement                              .47%        .47%        .47%        .00%*
Net Assets:                                                                  =======     =======     =======     =======
                    Expenses                                                   6.51%       6.36%       4.84%       4.63%*
                                                                             =======     =======     =======     =======
                    Investment income--net                                     3.93%       4.35%       4.24%       8.43%*
                                                                             =======     =======     =======     =======

Supplemental        Net assets, end of period (in thousands)                 $   563     $   989     $   399     $   648
Data:                                                                        =======     =======     =======     =======
                    Portfolio turnover                                        17.03%      78.12%      46.36%      40.97%
                                                                             =======     =======     =======     =======


                                                                                                 Class B
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                For the                Dec. 30,
from information provided in the financial statements.                                  Year Ended            1994++++ to
                                                                                       November 30,             Nov. 30,
Increase (Decrease) in Net Asset Value:                                      1998++       1997++      1996++      1995
Per Share           Net asset value, beginning of period                     $ 10.87     $  9.31     $ 10.56     $ 10.00
Operating                                                                    -------     -------     -------     -------
Performance:          Investment income--net                                     .29         .37         .32         .79
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                   (2.78)       1.51        (.80)       (.23)
                                                                             -------     -------     -------     -------
                    Total from investment operations                           (2.49)       1.88        (.48)        .56
                                                                             -------     -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net                                    (.27)       (.32)       (.74)         --
                      Realized gain on investments--net                           --          --        (.03)         --
                                                                             -------     -------     -------     -------
                    Total dividends and distributions                           (.27)       (.32)       (.77)         --
                                                                             -------     -------     -------     -------
                    Net asset value, end of period                           $  8.11     $ 10.87     $  9.31     $ 10.56
                                                                             =======     =======     =======     =======

Total Investment    Based on net asset value per share                       (23.40%)     21.02%      (5.14%)      5.60%+++
Return:**                                                                    =======     =======     =======     =======

Ratios to Average   Expenses, net of reimbursement                             1.51%       1.51%       1.50%       1.01%*
Net Assets:                                                                  =======     =======     =======     =======
                    Expenses                                                   7.51%       7.46%       5.90%       5.68%*
                                                                             =======     =======     =======     =======
                    Investment income--net                                     2.91%       3.40%       3.15%       8.33%*
                                                                             =======     =======     =======     =======

Supplemental        Net assets, end of period (in thousands)                 $ 3,096     $ 5,947     $ 5,699     $ 7,701
Data:                                                                        =======     =======     =======     =======
                    Portfolio turnover                                        17.03%      78.12%      46.36%      40.97%
                                                                             =======     =======     =======     =======



                                                                                                 Class C
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                For the                Dec. 30,
from information provided in the financial statements.                                  Year Ended            1994++++ to
                                                                                       November 30,             Nov. 30,
Increase (Decrease) in Net Asset Value:                                      1998++       1997++      1996++      1995
Per Share           Net asset value, beginning of period                     $ 10.89     $  9.31     $ 10.56     $ 10.00
Operating                                                                    -------     -------     -------     -------
Performance:          Investment income--net                                     .30         .36         .31         .83
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                   (2.79)       1.55        (.79)       (.27)
                                                                             -------     -------     -------     -------
                    Total from investment operations                           (2.49)       1.91        (.48)        .56
                                                                             -------     -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net                                    (.28)       (.33)       (.74)         --
                      Realized gain on investments--net                           --          --        (.03)         --
                                                                             -------     -------     -------     -------
                    Total dividends and distributions                           (.28)       (.33)       (.77)         --
                                                                             -------     -------     -------     -------
                    Net asset value, end of period                           $  8.12     $ 10.89     $  9.31     $ 10.56
                                                                             =======     =======     =======     =======

Total Investment    Based on net asset value per share                       (23.38%)     21.42%      (5.16%)      5.60%+++
Return:**                                                                    =======     =======     =======     =======

Ratios to Average   Expenses, net of reimbursement                             1.53%       1.52%       1.50%       1.01%*
Net Assets:                                                                  =======     =======     =======     =======
                    Expenses                                                   7.45%       7.47%       5.91%       5.67%*
                                                                             =======     =======     =======     =======
                    Investment income--net                                     2.90%       3.33%       3.14%       8.45%*
                                                                             =======     =======     =======     =======

Supplemental        Net assets, end of period (in thousands)                 $   317     $   723     $   692     $ 1,012
Data:                                                                        =======     =======     =======     =======
                    Portfolio turnover                                        17.03%      78.12%      46.36%      40.97%
                                                                             =======     =======     =======     =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads;
                    results would be lower if sales charges were included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                                                 Class D
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                For the                Dec. 30,
from information provided in the financial statements.                                  Year Ended            1994++++ to
                                                                                       November 30,             Nov. 30,
Increase (Decrease) in Net Asset Value:                                      1998++       1997++      1996++      1995
Per Share           Net asset value, beginning of period                     $ 10.93     $  9.38     $ 10.63     $ 10.00
Operating                                                                    -------     -------     -------     -------
Performance:          Investment income--net                                     .37         .46         .40         .77
                      Realized and unrealized gain (loss) on investments
                      and foreign currency transactions--net                   (2.79)       1.50        (.80)       (.14)
                                                                             -------     -------     -------     -------
                    Total from investment operations                           (2.42)       1.96        (.40)        .63
                                                                             -------     -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net                                    (.36)       (.41)       (.82)         --
                      Realized gain on investments--net                           --          --        (.03)         --
                                                                             -------     -------     -------     -------
                    Total dividends and distributions                           (.36)       (.41)       (.85)         --
                                                                             -------     -------     -------     -------
                    Net asset value, end of period                           $  8.15     $ 10.93     $  9.38     $ 10.63
                                                                             =======     =======     =======     =======

Total Investment    Based on net asset value per share                       (22.84%)     21.95%      (4.31%)      6.30%+++
Return:**                                                                    =======     =======     =======     =======

Ratios to Average   Expenses, net of reimbursement                              .72%        .72%        .72%        .25%*
Net Assets:                                                                  =======     =======     =======     =======
                    Expenses                                                   6.70%       6.67%       5.08%       4.89%*
                                                                             =======     =======     =======     =======
                    Investment income--net                                     3.69%       4.18%       4.01%       9.07%*
                                                                             =======     =======     =======     =======

Supplemental        Net assets, end of period (in thousands)                 $   550     $ 1,109     $   969     $ 1,569
Data:                                                                        =======     =======     =======     =======
                    Portfolio turnover                                        17.03%      78.12%      46.36%      40.97%
                                                                             =======     =======     =======     =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads;
                    results would be lower if sales charges were included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $221,045 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch and Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 1998, MLAM earned fees of $70,739, all of which was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $353,413.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account      Distribution
                          Maintenance Fee       Fee

Class B                         0.25%           0.75%
Class C                         0.25%           0.75%
Class D                         0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1998, MLFD earned under-writing discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                               MLFD       MLPF&S

Class D                        $129       $1,348


For the year ended November 30, 1998, MLPF&S received contingent deferred sales charges of $35,620 and $831 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,604 and $730 relating to transactions subject to front-end sales charges waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $91 in commissions on the execution of portfolio security transactions for the Fund for the year ended
November 30, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998 were $1,036,570 and $3,991,618, respectively.

Net realized losses for the year ended November 30, 1998 and net unrealized gains as of November 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $  (715,276)      $ 11,268
Foreign currency transactions        (518,399)           189
                                  -----------       --------
Total                             $(1,233,675)      $ 11,457
                                  ===========       ========

As of November 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $11,883, of which $712,816 related to appreciated securities and $724,699 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $4,453,157.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $2,371,225 and $112,890 for the years ended November 30, 1998 and November 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            20,494    $   232,983
Shares issued to shareholders in
reinvestment of dividends               1,545         15,853
                                     --------    -----------
Total issued                           22,039        248,836
Shares redeemed                       (43,454)      (442,125)
                                     --------    -----------
Net decrease                          (21,415)   $  (193,289)
                                     ========    ===========


Class A Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                            70,183    $   762,817
Shares issued to shareholders in
reinvestment of dividends                 770          6,712
                                     --------    -----------
Total issued                           70,953        769,529
Shares redeemed                       (23,107)      (254,547)
                                     --------    -----------
Net increase                           47,846    $   514,982
                                     ========    ===========


Class B Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            39,585    $   433,589
Shares issued to shareholders in
reinvestment of dividends               5,885         60,441
                                     --------    -----------
Total issued                           45,470        494,030
Shares redeemed                      (210,753)    (2,095,553)
                                     --------    -----------
Net decrease                         (165,283)   $(1,601,523)
                                     ========    ===========


Class B Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           139,528    $ 1,537,142
Shares issued to shareholders in
reinvestment of dividends               5,639         49,231
                                     --------    -----------
Total issued                          145,167      1,586,373
Shares redeemed                      (210,113)    (2,174,324)
                                     --------    -----------
Net decrease                          (64,946)   $  (587,951)
                                     ========    ===========


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,777    $    50,253
Shares issued to shareholders in
reinvestment of dividends               1,244         12,801
                                     --------    -----------
Total issued                            6,021         63,054
Shares redeemed                       (33,289)      (325,267)
                                     --------    -----------
Net decrease                          (27,268)   $  (262,213)
                                     ========    ===========


Class C Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                            40,916    $   447,258
Shares issued to shareholders in
reinvestment of dividends               1,129          9,847
                                     --------    -----------
Total issued                           42,045        457,105
Shares redeemed                       (49,974)      (503,688)
                                     --------    -----------
Net decrease                           (7,929)   $   (46,583)
                                     ========    ===========


Class D Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,163     $   47,771
Shares issued to shareholders in
reinvestment of dividends               1,638         16,807
                                     --------    -----------
Total issued                            5,801         64,578
Shares redeemed                       (39,831)      (378,778)
                                     --------    -----------
Net decrease                          (34,030)   $  (314,200)
                                     ========    ===========


Class D Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                            30,184     $  334,924
Shares issued to shareholders in
reinvestment of dividends               1,282         11,183
                                     --------    -----------
Total issued                           31,466        346,107
Shares redeemed                       (33,347)      (339,445)
                                     --------    -----------
Net increase (decrease)                (1,881)   $     6,662
                                     ========    ===========

The total redemption fees for Merrill Lynch Middle East/Africa Fund, Inc. amounted to $14,014 for the year ended November 30, 1998.


5. Capital Loss Carryforward:
At November 30, 1998, the Fund had a net capital loss carryforward of approximately $1,233,000, of which $541,000 expires in 2004 and $692,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Middle East/Africa Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte &Touche LLP
Princeton, New Jersey
January 19, 1999
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)



The following information summarizes all per share distributions paid by Merrill Lynch Middle East/Africa Fund, Inc. during its fiscal year ended November 30, 1998.

                                           Foreign     Total    Foreign Taxes
                   Record      Payable     Source    Ordinary      Paid or
                    Date        Date       Income     Income      Withheld

Class A Shares    12/18/97    12/29/97    $.381436   $.381436     $.008646

Class B Shares    12/18/97    12/29/97    $.274264   $.274264     $.008646

Class C Shares    12/18/97    12/29/97    $.283183   $.283183     $.008646

Class D Shares    12/18/97    12/29/97    $.357533   $.357533     $.008646



The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid. Please retain this information for your records.


EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended November 30, 1998

Additions

Gold Fields Limited
Sanlam Limited
Standard Bank Investment Corporation Limited

Deletions

Adana Cimento Sanayii (Class A)
Akbank T.A.S. (Ordinary)